CHAPARRAL RESOURCES, INC.

                          Special Shareholders Meeting
                                 April 21, 1999

                             INSPECTOR OF ELECTION
                                 QUORUM REPORT

The undersigned Inspector of Election, hereby certifies that there are present at the meeting, by proxy, 32,419,621 shares of Common Stock, representing 55.53% of the 58,378,790 shares outstanding and eligible to vote, and 50,000 shares of Series A Preferred Stock, representing 100% of the 50,000 shares outstanding and eligible to vote.

DATED: April 21, 1999

                                                 /s/ Guy N. Molinari
                                                 -------------------------------


STATE OF NEW YORK   )
                    )ss.
COUNTY OF NEW YORK  )


On this 21st day of April, 1999, before me personally came Guy N. Molinari to me known and known to me to be the individual described in and who executed the foregoing certificate, and acknowledged to me that he executed same.



                                                 /s/ Debra L. Bouyer
                                                 -------------------------------
                                                 Notary Public


                                                       DEBRA L. BOUYER
                                              Notary Public, State of New York
                                                       No. 01-805079523
                                                 Qualified in Queens County
                                            Certificate Filed in New York County
                                               Commission Expires June 9, 1999

                            CHAPARRAL RESOURCES, INC.

                          Special Shareholders Meeting
                                 April 21, 1999

                      CERTIFICATE OF INSPECTOR OF ELECTION


The undersigned, duly appointed Inspector of Election of Chaparral Resources, Inc., does hereby certify that:

1. The Special Meeting of shareholders of Chaparral Resources, Inc. was held at the offices of Heller Ehrman White & McAuliffe, 711 Fifth Avenue, New York, New York April 21, 1999 at 10:00 a.m.

2. Before entering upon the discharge of my duties I was duly sworn to execute faithfully the duties of Inspector of Election at the meeting in strict impartiality and according to the best of my ability and the oath so taken by me was subscribed by me.

3. As of April 7, 1999, the record date for this meeting, there were 58,378,790 shares issued and outstanding and 50,000 shares of Series A Preferred Stock outstanding and entitled to vote at this Special Meeting. There are 34,754,621 common and preferred votes present in person or by proxy, which constitutes approximately 57.24 percent of the 60,713,790 votes entitled to be cast at this Special Meeting of shareholders.

4.      The following proposal was submitted to the shareholders at the meeting:

          Proposal to approve the Amendment to Article Fourth of the Company's Amended and Restated Articles of Incorporation so as to effect a reverse stock split in which one new share of the Company's common stock, par value $0.10 per share, would be exchanged for every 60 shares of common stock of the Company, par value $0.10 per share, presently authorized, issued, and outstanding. The number of authorized shares of common stock and preferred stock will remain unchanged at 100,000,000 and 1,000,000, respectively..

        The vote with respect to this proposal was:

               FOR                  AGAINST                  ABSTAIN
               ---                  -------                  -------

           30,488,755              3,280,068                 985,798
           ----------              ---------                 -------

5.      The following proposal was submitted to the shareholders at the meeting:

          Proposal to approve the reincorporation of the Company by changing the state of incorporation from Colorado to Delaware by the adoption of a Plan and Agreement of Merger.

        The vote with respect to this proposal was:

          COMMON STOCK
          ------------

              FOR                  AGAINST                  ABSTAIN
              ---                  -------                  -------

          30,660,657              1,698,176                 60,788
          ----------              ---------                 ------


          SERIES A PREFERRED STOCK
          ------------------------

              FOR                  AGAINST                  ABSTAIN
              ---                  -------                  -------

            50,000                    0                        0
            ------                ---------                 -------


6.      The following proposal was submitted to the shareholders at the meeting:

          Proposal to adjourn the Special Meeting to another date and/or place for the purpose of soliciting additional proxies in favor of the Reverse Stock Split Proposal and/or the Reincorporation Proposal.

        The vote with respect to this proposal was:

               FOR                  AGAINST                  ABSTAIN
               ---                  -------                  -------

           30,576,172              2,476,784                1,664,165
           ----------              ---------                ---------



                                                 /s/ Guy N. Molinari
                                                 -------------------------------


STATE OF NEW YORK   )
                    )ss.
COUNTY OF NEW YORK  )


On this 21st day of April, 1999, before me personally came Guy N. Molinari to me known and known to me to be the individual described in and who executed the foregoing certificate, and acknowledged to me that he executed same.



/s/ Debra L. Bouyer
-------------------------------
Notary Public


           DEBRA L. BOUYER
  Notary Public, State of New York
           No. 01-805079523
     Qualified in Queens County
Certificate Filed in New York County
   Commission Expires June 9, 1999